Exhibit 32-b

TRUSTMARK CORPORATION

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Trustmark Corporation (Trustmark) on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas C. Owens, Treasurer and Principal Financial Officer of Trustmark, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trustmark.

BY:	/s/ Thomas C. Owens
Thomas C. Owens
Treasurer and Principal Financial Officer

DATE:	February 23, 2026